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                      SUPPLEMENT DATED AUGUST 15, 2003 TO
                              THE PROSPECTUSES FOR
                     INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                                   ISSUED BY
                     SECURITY EQUITY LIFE INSURANCE COMPANY
                                      AND
                SECURITY EQUITY SEPARATE ACCOUNT TWENTY-SIX AND
                 SECURITY EQUITY SEPARATE ACCOUNT TWENTY-SEVEN

Security Equity Life Insurance Company ("Security Equity") is amending the Prospectuses for the above-captioned individual variable annuity contracts for the sole purpose of providing information about the planned merger of Security Equity with and into Metropolitan Life Insurance Company ("MetLife"). Please read this Supplement carefully and keep it with your Prospectus for future reference.

The following information should be read in conjunction with the information under the heading "The Company" in the Prospectuses.

      The Board of Directors and sole shareholder of Security Equity have authorized the merger of Security Equity with and into MetLife, subject to receipt of required approvals from the SEC and certain state insurance departments. Formed under the laws of the State of New York in 1868, MetLife is a leading provider of insurance and other financial services to individual and institutional customers. MetLife is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. Security Equity and MetLife expect to complete the merger on or about October 1, 2003. The merger will have no effect on your underlying investments or your Contract, other than to change the company that supports your Contract's guaranteed benefits.

      Following the merger, all Contracts previously issued by Security Equity will become Contracts of the surviving company, MetLife, and MetLife will possess all the rights, duties and obligations of Security Equity, including those relating to the registered separate accounts funding the Contracts. (See "OTHER INFORMATION--The Separate Accounts.") You will become a Contract owner of MetLife to the same extent and with the same rights, powers, privileges, liabilities and duties as though MetLife had issued your Contract originally.

The following information should be read in conjunction with the information under the heading "The Separate Account" in the Prospectuses.

      Upon the merger of Security Equity with and into MetLife, each of the Separate Accounts will be transferred intact to MetLife, and the Separate Accounts will retain the names Security Equity Separate Account Twenty-Six and Security Equity Separate Account Twenty-Seven. After the transfer, the Separate Accounts will continue to support the Contracts. The transfer of the Separate Accounts will be structured to maintain all investment options currently available under the Contracts, and to have no adverse impact (including federal tax impact) on any Contract owners or any impact on accumulation units, annuity units, and unit values.

                                   * * * * *

Contract owner inquiries should be directed to Security Equity at Variable Annuity Administration Department, P.O. Box 19098, Greenville, SC 29602-9098, or by calling 1-800-595-6577.

SELIC26/27-0803